UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [ x ]
Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ x] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Rule 14a-12

BRITTON & KOONTZ CAPITAL CORPORATION
(Name of Registrant as Specified in its Charter)

______________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ x ]           No fee required.

[   ]           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

[   ]           Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of filing.

(1)  Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

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BRITTON & KOONTZ CAPITAL CORPORATION
500 Main Street
Natchez, Mississippi  39120

March 23, 2010

Dear Fellow Shareholder:

On behalf of the board of directors, we cordially invite you to attend the 2010 Annual Meeting of Shareholders of Britton & Koontz Capital Corporation.  The Annual Meeting will be held beginning at 3:30 p.m., local time, on Tuesday, April 27, 2010, on the second floor of the Tracetown branch of Britton & Koontz Bank, N.A., 55A Sergeant Prentiss Drive, Natchez, Mississippi.  The formal notice of the Annual Meeting appears on the next page.

Enclosed is our proxy statement for the 2010 Annual Meeting, in which we seek your support for the election as directors of those nominees named in the enclosed proxy statement and your ratification of our appointment of Hannis T. Bourgeois, LLP as our independent registered public accountant for 2010.  We urge you to review the proxy statement carefully.  Regardless of the number of shares you own, it is important that your shares be represented and voted at the meeting.

This proxy statement and the accompanying proxy card are first being mailed to our shareholders on March 23, 2010.  On the same date, we posted these proxy materials on our Internet website, https://www.proxyvote.com.  Our Annual Report on Form 10-K for the year ended December 31, 2009, which is our 2009 Annual Report, accompanies this proxy statement and is also posted on our Internet website.

Please take a moment now to sign, date and mail the enclosed proxy card in the postage prepaid envelope.  If you prefer, you may vote your shares via a toll-free telephone number or on the Internet.  The accompanying proxy card has instructions on how to vote by mail, by telephone or on the Internet.  As always, if you are the record holder of our stock, you can vote in person at the annual meeting. The accompanying proxy statement explains how to obtain directions to the meeting.

Your board of directors recommends you vote “FOR” the election as directors of those nominees selected by our board of directors and named in the enclosed proxy statement and “FOR” the ratification of the appointment of Hannis T. Bourgeois, LLP as our independent registered public accountant for 2010.

We are gratified by our shareholders’ continued interest in Britton & Koontz, and are pleased that in the past so many of you have voted your shares.  We look forward to seeing you at the Annual Meeting.

 /s/ Robert R. Punches                                                                    /s/ W. Page Ogden
Robert R. Punches                                                                           W. Page Ogden
Chairman of the Board                                                                     President and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for
the Shareholder Meeting to be held on April 27, 2010:
Britton & Koontz’s 2010 proxy statement and Annual Report on Form 10-K for the year ended December 31, 2009 are available at https://www.proxyvote.com.

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BRITTON & KOONTZ CAPITAL CORPORATION
500 Main Street
Natchez, Mississippi  39120
___________

Notice of Annual Meeting of Shareholders
to be held on Tuesday, April 27, 2010
___________

Notice is hereby given that the Annual Meeting of Shareholders of Britton & Koontz Capital Corporation will be held beginning at 3:30 p.m., local time, on Tuesday, April 27, 2010, on the second floor of the Tracetown branch of Britton & Koontz Bank, N.A., 55A Sergeant Prentiss Drive, Natchez, Mississippi.  The Annual Meeting has been called for the following purposes:

1.	To elect three Class II directors to serve until the expiration of their respective three-year terms in 2013 or until their successors are elected and qualified;

2.	To ratify our appointment of Hannis T. Bourgeois, LLP as our independent registered public accountant for 2010; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The board of directors has fixed the close of business on Monday, March 15, 2010, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting.  Your attention is directed to, and you are encouraged to carefully read, the proxy statement accompanying this Notice of Annual Meeting for a more complete description of the business to be presented and acted upon at the meeting.

All shareholders are cordially invited to attend the meeting in person.  Regardless of whether you plan to attend, however, please sign and date the enclosed proxy card and return it in the envelope provided as promptly as possible.  If you prefer, you may vote your shares via a toll-free telephone number or on the Internet.  Instructions for telephone and Internet voting are set forth on the enclosed proxy card.  A proxy may be revoked at any time before it is voted at the meeting.

By Order of the Board of Directors,

 /s/ Cliffie S. Anderson
Cliffie S. Anderson, Corporate Secretary

Natchez, Mississippi
March 23, 2010

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  ii

BRITTON & KOONTZ CAPITAL CORPORATION
___________________

PROXY STATEMENT
____________________

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON TUESDAY, APRIL 27, 2010

This proxy statement is furnished to the shareholders of Britton & Koontz Capital Corporation in connection with the solicitation of proxies by the board of directors for use at the 2010 Annual Meeting of Shareholders to be held at 3:30 p.m., local time, on Tuesday, April 27, 2010, at the Tracetown branch of Britton & Koontz Bank, N.A., 55A Sergeant Prentiss Drive, Natchez, Mississippi, as well as in connection with any adjournments or postponements of that meeting.  In this proxy statement, Britton & Koontz Capital Corporation is referred to as “we,” “our,” “us,” “B&K” or “the Company,” and Britton & Koontz Bank, N.A. is referred to as “the Bank.”

Under Securities and Exchange Commission, or SEC, rules, we are required to post this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2009, which is our 2009 Annual Report, on the Internet.  Accordingly, on March 23, 2010, we posted these materials on our Internet website, https://www.proxyvote.com.  We mailed these proxy materials to our shareholders on the same date.  The proxy card has instructions on how to access our proxy materials and vote online.

VOTING PROCEDURES

Who is soliciting proxies from the shareholders?

Our board of directors is soliciting the enclosed proxy.  The proxy provides you with the opportunity to vote on the proposals presented at the annual meeting, whether or not you attend the meeting.

What will be voted on at the annual meeting?

Shareholders will vote on the following proposals at the annual meeting:

•	The election of three Class II directors, who are to serve until the expiration of their respective three-year terms in 2013 or until their successors are elected and qualified; and

•	The ratification of the appointment of Hannis T. Bourgeois, LLP as our independent registered public accountant for 2010.

Your proxy also gives the proxy holders discretionary authority to vote the shares represented by the proxy on any matter, other than the above proposals, that is properly presented for action at the annual meeting.

Who bears the cost of the proxy solicitation?

We bear the cost of solicitation of proxies, including expenses incurred in connection with preparing and mailing the proxy statement and posting the proxy materials on the Internet.  The initial solicitation will be by mail.  We have retained Broadridge Financial Solutions, Inc., or Broadridge, to assist in the solicitation of proxies from banks, brokers and nominees of shareholders for the annual meeting and to maintain the Internet website on which our proxy materials will be posted.  We estimate that Broadridge’s fees will not exceed $6,000, plus out-of-pocket costs and expenses.

Additionally, our directors, officers and regular employees may contact shareholders to request that they return their proxies; such contact may occur by means of the mail, telephone, the Internet or personal contact.  A director, officer or regular employee will not receive any additional compensation for undertaking these efforts.  We will also, in accordance with SEC regulations, reimburse brokerage firms and other persons representing beneficial owners of our common stock for their reasonable expenses in forwarding solicitation material to such beneficial owners.

Who can vote at the annual meeting?

Our board of directors has fixed the close of business on Monday, March 15, 2010, as the record date for the 2010 annual meeting.  Only shareholders of record on that date are entitled to receive notice of and to vote at the annual meeting.  As of March 15, 2010, our only outstanding class of securities was common stock, $2.50 par value per share.  On that date, we had 12,000,000 shares authorized, of which 2,135,466 shares were outstanding.

How many votes must be present to hold the annual meeting?

A “quorum” must be present to hold our annual meeting.  A majority of the votes entitled to be cast at the annual meeting constitutes a quorum.  Your shares, once represented for any purpose at the annual meeting, are deemed present for purposes of determining a quorum for the remainder of the meeting and for any adjournment, unless a new record date is set for the adjourned meeting.  This is true even if you abstain from voting with respect to any matter brought before the annual meeting.

What vote is required for approval of proposals at the annual meeting?

At the annual meeting, you will consider two proposals: a proposal to elect three Class II directors, and a proposal to ratify our appointment of Hannis T. Bourgeois as our independent registered public accountant for 2010.  Shareholders are entitled to one vote for each share held on all proposals.

Directors are elected by plurality vote.  The candidates in each class who receive the highest number of votes cast, up to the number of directors to be elected in that class, are elected.  Shareholders do not have the right to cumulate their votes in the election of directors.  The affirmative vote of a majority of the votes cast at the annual meeting is required for the ratification of the appointment of Hannis T. Bourgeois, LLP as our independent registered public accountant.

For all other proposals brought before this year’s annual meeting, if any, the proposal is approved if the votes cast in favor of the proposal are greater than the votes cast opposing the proposal, unless our Articles of Incorporation or bylaws, as amended, or applicable provisions of Mississippi law require a different vote.

How are votes cast?

You can vote either in person at the annual meeting (if you, rather than your broker, are the record holder of our stock) or by proxy, whether or not you attend the annual meeting.  You can vote your shares by proxy either by mail, via a toll-free telephone number or on the Internet.  To vote your proxy by mail, you must fill out the enclosed proxy card, date and sign it, and either return it in the enclosed postage-paid envelope in time for us to receive it prior to the annual meeting or attend the annual meeting and return the proxy at that time.  The proxy card sets forth the instructions for voting by telephone and on the Internet.

If you would like to attend the annual meeting in person and need directions, please contact our Corporate Secretary by e-mail to cliffie@bkbank.com or by phone at (601) 445-2482.

How will the proxy be voted, and how are votes counted?

If you vote by proxy (either by properly completing and returning a paper proxy card or voting by telephone or on the Internet), the shares represented by your proxy will be voted at the annual meeting as you instruct, including any adjournments or postponements of the meeting.  If you return a signed proxy card but no voting instructions are given, the proxy holders will exercise their discretionary authority to vote the shares represented by the proxy at the annual meeting and any adjournments or postponements as follows:

•	“FOR” the election of nominees W.W. Allen, Jr., Craig A. Bradford, D.M.D., and Vinod K. Thukral, Ph.D., as Class II directors; and

•	“FOR” the ratification of the appointment of Hannis T. Bourgeois, LLP as our independent registered public accountant for 2010.

If you hold your shares in a broker’s name (sometimes called “street name” or “nominee name”), you must provide voting instructions to your broker.  If you do not provide instructions to your broker, the shares will not be voted on any matter on which your broker does not have discretionary authority to vote, which generally includes non-routine matters.  A vote that is not cast for this reason is called a “broker non-vote.” Broker non-votes will be treated as shares present for the purpose of determining whether a quorum is present at the meeting, but they will not be considered present for purposes of calculating the vote on a particular matter, nor will they be counted as a vote for or against a matter or as an abstention on the matter.  The ratification of independent registered public accountant is generally considered a routine matter for broker voting purposes, but the election of directors is no longer considered a routine matter.

Under Mississippi law, an abstention by a shareholder who is either present in person at the annual meeting or represented by proxy is not a vote “cast” and is counted neither “for” nor “against” the matter subject to the abstention.

How are shares in our ESOP voted?

If you are our employee or an employee of the Bank who participates in the Britton & Koontz Capital Corporation Employee Stock Ownership Plan, or the ESOP, you can vote the number of shares of common stock allocated to your ESOP account, determined as of the close of business on March 15, 2010.  The trustee of the ESOP, Argent Trust, a division of National Independent Trust Company, acts as a proxy and actually votes the shares.  If you do not submit your voting instructions within the time required, your shares will not be voted. If you return your instructions for your ESOP shares, but give no specific voting directions, the trustee will vote the shares represented by the proxy at the annual meeting and any adjournments or postponements in the manner described in the question immediately above.

Can a proxy be revoked?

Yes.  You can revoke your proxy at any time before it is voted.  You revoke your proxy (1) by giving written notice to our Secretary before the annual meeting, (2) by granting a subsequent proxy either by telephone or on the Internet or (3) by delivering a signed proxy card dated later than your previous proxy.  If you, rather than your broker, are the record holder of our stock, a proxy can also be revoked by appearing in person and voting at the annual meeting.  Written notice of the revocation of a proxy should be delivered to the following address: Ms. Cliffie S. Anderson, Britton & Koontz Capital Corporation, 500 Main Street, Natchez, Mississippi 39120.

How are proxy materials distributed?

We have adopted a procedure called “householding,” which has been approved by the SEC.  Under this procedure, we are delivering only one copy of our proxy statement and annual report to multiple shareholders who share the same address and have the same last name, unless we have received contrary instructions from an affected shareholder.  This procedure reduces our printing costs, mailing costs and fees.  We will deliver upon written or oral request a separate copy of the proxy statement and annual report to any shareholder at a shared address to which a single copy of these materials were delivered.  To receive a separate copy of these materials, you may contact Ms. Cliffie S. Anderson, Britton & Koontz Capital Corporation, 500 Main Street, Natchez, Mississippi 39120, by e-mail to cliffie@bkbank.com or by phone at (601) 445-2482.

If you are a holder of our common stock as of the record date and would like to revoke your householding consent and receive a separate copy of the proxy statement and the annual report in the future, please contact Broadridge, either by calling toll free at (800) 542-1061 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.  You will be removed from the householding program within 30 days of receipt of the revocation of your consent.  Any shareholders of record sharing the same address and currently receiving multiple copies of the annual report and the proxy statement who wish to receive only one copy of these materials per household in the future, may contact Ms. Cliffie Anderson at the address, telephone number or e-mail listed above to participate in the householding program.

A number of brokerage firms have instituted householding.  If you hold your shares in “street name,” please contact your bank, broker or other holder of record to request information about householding.

STOCK OWNERSHIP

Does any person or group own 5% or more of our common stock?

The following table sets forth information regarding the beneficial ownership of our common stock as of March 15, 2010, by each person or entity, including any group (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, referred to as the “Exchange Act”), known to us to be the beneficial owner of 5% or more of our outstanding common stock.  Information regarding the ESOP is also included.  Beneficial ownership has been determined under Rule 13d-3 promulgated under the Exchange Act.

Number of Shares
Beneficially Percent
Name and Address Owned of Class(1)

Hot Creek Capital, L.L.C., Hot Creek Investors, L.P.
and David M. W. Harvey(2) 148,742 6.97%
6900 South McCarran Blvd., Suite 3040
Reno, Nevada 89509

Bazile R. Lanneau, Jr. (3) 125,750 5.89%
423 Main Street
Natchez, Mississippi 39120

Britton & Koontz Capital Corporation Employee
Stock Ownership Plan(4) 86,645 4.06%
500 Main Street
Natchez, Mississippi 39120
______________

(1)	Based upon 2,135,466 shares of our common stock outstanding as of March 15, 2010.

(2)
Based on a Schedule 13G jointly filed by Hot Creek Investors, L.P. (“HC-LP”), Hot Creek Capital, L.L.C. (“HC-GP”) and David M. W. Harvey (“Harvey”) on June 26, 2006, with the SEC.  HC-LP is the owner of record of the shares of our common stock listed on such Schedule 13G.  HC-GP is the general partner of HC-LP, and Harvey is the principal member of HC-GP.  In these capacities, HC-GP and Harvey share voting and dispositive power with respect to shares held by HC-LP.

(3)
Based on information provided by Mr. Lanneau to the Company.  Of the 125,250 shares listed, 34,383 are owned by a trust of which Mr. Lanneau is co-trustee and shares voting power over the shares and 34,446 are owned by Mr. Lanneau’s wife.

(4)
Argent Trust, a division of National Independent Trust Company, acts as trustee of the ESOP.  All of the shares held in the ESOP are allocated to individual participant accounts.  The trustee generally votes the shares in accordance with instructions it receives from the participants, as described above in the question “How are shares in our ESOP voted?” under the heading “Voting Procedures.”

How much stock is beneficially owned by our directors and executive officers?

The following table sets forth, as of March 15, 2010, the number of shares of our common stock beneficially owned by (1) each director and nominee for director, (2) each of our named executive officers, and (3) all directors and executive officers as a group.  Unless otherwise noted, the named persons have sole voting and investment power with respect to the shares indicated (subject to any applicable community property laws).  The address of each director and executive officer is the address of our executive offices.

Number of Shares
Beneficially Percent of
Owned(1) Class(2)
Directors and Nominees
W. W. Allen, Jr. 4,552(3) *
Craig A. Bradford, D.M.D. 23,912(4) 1.1%
George R. Kurz 3,500 *
Gordon S. LeBlanc, Jr. 7,200 *
Bethany L. Overton 3,188 *
Robert R. Punches 12,644 *
Vinod K. Thukral, Ph.D. 48,649(5) 2.3%
Named Executive Officers
W. Page Ogden 58,839(6) 2.8%
William M. Salters 10,854(7) *
Jarrett E. Nicholson 7,738(8) *
Directors and executive officers as a group
(10 persons) 181,076(9) 8.5%
______________
* Less than one percent.

(1)
Includes shares as to which the named individual, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has beneficial ownership, the right to acquire beneficial ownership within 60 days of March 15, 2010, or shares voting power and/or investment power as these terms are defined in Rule 13d-3 of the Exchange Act.  Also includes shares allocated to participant accounts under the ESOP, with respect to which each individual has voting power.

(2)	Based upon 2,135,466 shares of our common stock outstanding as of March 15, 2010.

(3)	Includes 20 shares held by Mr. Allen as custodian for his son, 20 shares owned by his wife, and 168 shares owned jointly with his sister.

(4)	Includes 2,901 shares owned by Dr. Bradford’s wife.

(5)	Includes 15,810 shares held by Thukral Holdings, LLC over which Dr. Thukral has sole voting power. Also includes 1,500 shares owned by Dr. Thukral’s wife and 703 shares owned by his daughter.

(6)
Mr. Ogden is also a director.  Includes 1,667 shares that Mr. Ogden may acquire pursuant to currently exercisable stock options, 14,413 shares held in an IRA, 13,265 shares which have been allocated to Mr. Ogden’s account in the ESOP and 8,000 shares representing an award of restricted stock under the Britton & Koontz Capital Corporation 2007 Long-Term Incentive Compensation Plan, or LTIP, with respect to which Mr. Ogden possesses voting and dividend rights.  Under the terms of this award, the shares of restricted stock vest upon the completion of a three-year service period.

(7)
Includes 3,260 shares that Mr. Salters may acquire pursuant to currently exercisable stock options, 3,294 shares which have been allocated to Mr. Salters’ account in the ESOP and 3,500 shares representing an award of restricted stock under the LTIP with respect to which Mr. Salters possesses voting and dividend rights.  Under the terms of this award, the shares of restricted stock vest upon the completion of a three-year service period.

(8)
Consists of 2,160 shares that Mr. Nicholson may acquire pursuant to currently exercisable stock options, 2,078 shares which have been allocated to Mr. Nicholson’s account in the ESOP and 3,500 shares representing an award of restricted stock under the LTIP with respect to which Mr. Nicholson possesses voting and dividend rights.  Under the terms of this award, the shares of restricted stock vest upon the completion of a three-year service period.

(9)
To the extent that any shares of common stock are deemed to be beneficially owned by more than one director and/or executive officer, they are included only once in the total number of shares beneficially owned by all directors and executive officers as a group.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, our directors, executive officers and any person beneficially owning more than 10% of our common stock are required to report their initial ownership of our common stock and any subsequent changes in that ownership to the SEC.

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us during 2009, any Form 5 and amendments thereto furnished to us with respect to fiscal year 2009, and certain written representations made by our directors and officers, we believe that during 2009 our officers and directors complied with all applicable Section 16(a) filing requirements, except that one report covering one transaction for each of Mr. Ogden, Mr. Salters and Mr. Nicholson was inadvertently filed late.

BOARD OF DIRECTORS

How many directors serve on the board, and who are the continuing directors?

Effective as of the 2010 annual meeting, and assuming that all of our nominees for director are elected at the annual meeting, a total of seven directors will serve on our board; they also serve on the board of directors of the Bank.  Bethany L. Overton, who is not listed below, serves as a Class I director and will retire effective as of our annual meeting because she has reached the mandatory retirement age for directors, which is age 72.  There are three classes of directors, with two directors in Class I, three directors in Class II and two directors in Class III.  The current term of office for our Class II directors expires at the current annual meeting, while the current term of office for our Class I directors expires at the 2012 annual meeting and the current term of office for our Class III directors expires at the 2011 annual meeting.

The following information lists the directors currently serving on our board and includes a brief discussion of the experience, qualifications and skills that led us to conclude that each director should be and remain a member of our board.  We believe that our board of directors consists of a diverse collection of individuals who possess the integrity, education, work ethic and ability to work with others necessary to oversee our business effectively and to represent the interests of all shareholders, including the qualities listed under the question “Who serves on the nominating committee, and what are its responsibilities?" below.  We have attempted below to highlight certain notable experience, qualifications and skills for each director, rather than provide an exhaustive catalog of each and every qualification and skill that a director possesses.  Along the same lines, the fact that we discuss a particular qualification or skill with respect to one director but not other directors should not be interpreted to mean that the other directors do not possess such qualification or skill to any extent whatsoever.

		Director
Name	Age	Since	Background, Qualifications and Skills

Robert R. Punches (Class I)	60	1985	Background: Mr. Punches is the Chairman of the Company’s board and is a partner in the Natchez law firm of Gwin, Lewis & Punches, LLP.

Experience/Qualifications/Skills: As a lawyer, Mr. Punches brings a legal point of view to the risks and other challenges that we face.  He also provides us with insights regarding the legal implications of our plans and strategies.  Finally, Mr. Punches has lived and done business in Natchez, Mississippi, for over 47 years.  His familiarity with the city helps shape our policies within this market.

Gordon S. Leblanc, Jr. (Class I)	49	2009
Background: Mr. LeBlanc is a managing director of Stonehenge Capital, LLC, a national specialty finance company focusing on private equity, tax credit finance and structured finance, having joined the company in 1999.  From 1998 to 1999, Mr. LeBlanc was a director of Banc One Capital Markets, Inc.  Prior to joining Banc One, Mr. LeBlanc served as assistant treasurer and ultimately senior vice president and treasurer at United Companies Financial Corporation. From 1985 to 1990, Mr. LeBlanc worked for Premier Bank, the predecessor to Bank One, Louisiana, serving in various positions, including commercial lender

Experience/Qualifications/Skills: In his career, Mr. LeBlanc has gained a broad understanding of banking and finance matters, and he also brings to the board a familiarity with the capital markets.  He provides us with an understanding of the impact of financial issues on our proposed strategies.

W. W. Allen, Jr. (Class II)	58	1989
Background: Mr. Allen is President of Allen Petroleum Services, Inc., an oil and gas exploration and petroleum land services company.  Mr. Allen is also a partner in various timber management companies and an officer in Dutch Ann Foods, Inc., a pie shell and tart business.  Mr. Allen is also the Chairman of the Natchez Adams County Development Authority.

Experience/Qualifications/Skills: Mr. Allen has owned and operated businesses for over 26 years.  As a business owner, he understands the capital needs and other challenges that many of our customers face on a daily basis; he also understands the services that a business owner requires from its banking relationship.  We believe that Mr. Allen’s insights on these topics help us to tailor our products, as well as our customer service operations, to meet the needs of our customers.  As Chairman of the Natchez Adams County Development Authority, he is heavily involved in business matters relating to Natchez, Mississippi, one of our markets.

Craig A. Bradford, D.M.D. (Class II)	54	1989	Background: Dr. Bradford is a dentist engaged solely in pediatric dentistry. He is also an officer of Mount Olive Farms, LLC, a firm that raises cattle and boards horses.

Experience/Qualifications/Skills: Dr. Bradford brings a borrower’s and depositor’s perspective to the board.  He also provides insight on whether our products and services are responsive to the needs of a small business owner.  As a dentist, Dr. Bradford brings a different perspective to the challenges that our board faces.

Vinod K. Thukral, Ph.D. (Class II)	65	2001
Background: Dr. Thukral is Chairman of Global Bancorp and Global Trust Bank, a commercial bank in Mountain View, California.  He was formerly a director of Louisiana Bancshares, Inc., and a professor at Tulane University, New Orleans, Louisiana.  Dr. Thukral now lives in San Jose, California.

Experience/Qualifications/Skills: Dr. Thukral taught management studies for over 23 years, and he brings an expertise in corporate governance to the board.  His current professional activities as chairman of Global Trust Bank provide him with hands-on experience in addressing the opportunities and challenges facing a community bank such as the Bank.

George R. Kurz (Class III)	55	2005
Background: Mr. Kurz is a principal and vice president of Kurz & Hebert, a company engaged in the sales, leasing and management of real property, and is a board member of the Baton Rouge Growth Coalition.

Experience/Qualifications/Skills: Mr. Kurz’s business background is in commercial real estate.  He gives the board an insight on trends in the commercial real estate markets shaped by years of experience.  In addition, the Baton Rouge metropolitan area is our key growth market, and Mr. Kurz’s knowledge of this area has been instrumental in developing our expansion plans for Baton Rouge.

W. Page Ogden (Class III)	63	2008
Background: Mr. Ogden has served as the Company’s and the Bank’s President and Chief Executive Officer since May of 1989.  He joined the Bank in February of 1988 and served as the Bank’s Senior Vice President and Senior Lending Officer until he assumed his current positions.

Experience/Qualifications/Skills: It is unlikely that there is any individual that has a more intimate knowledge of our history, our current operations and our future plans than Mr. Ogden.  His insight is an essential part of formulating our plans and strategies.

Are the directors independent?

Our board has determined that each of W.W. Allen, Jr., Craig A. Bradford, D.M.D., George R. Kurz, Gordon L. LeBlanc, Jr., Robert R. Punches and Vinod K. Thukral, Ph.D., is an “independent director” as defined under Rule 5605(a)(2) of the Nasdaq Marketplace Rules.  Finally, Bethany L. Overton, who will retire from the board effective as of annual meeting, is an “independent director.”

In addition to the indebtedness of some of our directors to the Bank described in this section below under the question “Are our directors or executive officers indebted to the Bank?”, the board considered other relationships between our directors and us or the Bank when determining each director’s status as an “independent director” under Rule 5605(a)(2) of the Nasdaq Marketplace Rules.  Mr. Punches, a partner in the law firm of Gwin, Lewis & Punches, LLP, serves as our outside general counsel.  Gwin, Lewis & Punches, LLP provided legal services to us and to the Bank during 2009, and we expect such relationship to continue in 2010.  The board determined that this relationship did not affect Mr. Punches’ status as an “independent director.”

We are not aware of any family relationships between any director, executive officer or person nominated to become a director or an executive officer.

What is the board’s leadership structure, and why have we selected this structure?

Robert R. Punches serves as chairman of the board of the Company and the Bank, while W. Page Ogden is our Chief Executive Officer.  We believe this structure (as opposed to combining the positions of chairman and chief executive officer) is appropriate for the Company for two primary reasons.  First, having a separate board chairman allows Mr. Ogden to completely focus on his primary responsibilities, that is, implementing our strategic plans and managing the day-to-day operations of the Company and the Bank.  Mr. Ogden’s time is not occupied with fulfilling the duties of the chairman of the board, such as scheduling board meetings, delivering information from Mr. Ogden to other board members and otherwise managing the board of directors.  Second, we believe this allows the board of directors to be more independent of the Chief Executive Officer.

What is the board’s role in risk oversight?

An evaluation of the risks we face in our operations, and the steps that we are taking to minimize these risks, is an integral part of the deliberations of the board of directors and its committees throughout the year. The board of directors annually reviews the Company’s risk assessments and management’s plan for mitigating these risks. On a monthly basis, the board receives written reports relating to credit, interest rate, and liquidity risks and communicates with our Chief Credit Policy Officer and Chief Financial Officer on such matters.  The board, with the initial lead of the audit committee, oversees the implementation of a formal business continuity program and receives reports during the year in writing and in person from persons in charge of IT and security, internal audit, compliance, Bank Secrecy Act management, and loan review.

How are directors compensated?

Directors are compensated in the form of cash fees and retainer; they do not receive options or other equity compensation or participate in any retirement or similar benefit plan maintained by us or the Bank.  During 2009, each director received an annual retainer of $9,600 for service as a member of our board, except that Mr. Ogden, who is both a director and an employee, received an annual retainer of $7,200 for his service on the board.  The Chairman received an additional fee of $9,600 for service as a member of the board, while the Vice-Chairman received an additional fee of $8,400 for his service.  In addition to these amounts, each non-employee director serving on the board’s executive, audit, nominating and compensation committees received a monthly fee of $150.  The Bank paid a monthly fee of $150 for service on its asset and liability management committee and a monthly fee of $300 for service on its loan committee.

The following table sets forth the compensation paid to our non-employee directors with respect to our 2009 fiscal year.  Compensation paid to Mr. Ogden is included in the Summary Compensation Table below, under the heading “Executive Compensation.” The compensation committee of the board of directors recommends the level of director compensation; the board of directors adopts or modifies this recommendation.  For more information regarding the composition and responsibilities of this committee, please refer to the question “Who serves on the compensation committee, and what are its duties?” under the heading “Committees of the Board of Directors” below.

Director Compensation for 2009

Name	Fees Earned or Paid in Cash ($)	Total ($)
W. W. Allen, Jr.	$ 25,650	$ 25,650
Craig A. Bradford, D.M.D	15,300	15,300
George R. Kurz	16,950	16,950
Gordon S. LeBlanc, Jr.	15,900	15,900
Bethany L. Overton	16,800	16,800
Robert R. Punches	26,850	26,850
Vinod K. Thukral, Ph.D.	15,600	15,600

How many meetings did the board hold during 2009?

The board of directors met 13 times in 2009.  Each director attended at least 75% of the aggregate of all meetings held by the board and the committees on which he or she served.  The members of the board who are “independent directors” under Nasdaq Rule 5605(a)(2) met in executive session once in 2009.

The board of directors has no written policy as to its members’ attendance at the annual meeting of shareholders; however, it is the practice of board members to attend the annual shareholders meeting.  Last year, the entire board attended the annual shareholders meeting, with the exception of Dr. Thukral and Mr. LeBlanc.  We expect all of our directors to attend this year’s meeting.

How may a shareholder communicate with the board?

The board has not adopted a formal procedure that shareholders must follow to send communications to it.  However, we have an unwritten “open door” policy for our customers and shareholders, which we believe satisfactorily ensures that the views of shareholders are heard by the board or individual directors, as applicable.  The board does receive communications from shareholders, from time to time, and addresses those communications as appropriate.  Shareholders can send communication to the board or any individual director by contacting any of our executive officers, our outside general counsel, Robert R. Punches, or our President, W. Page Ogden, in any one of the following ways:

•	In writing, to Britton & Koontz Capital Corporation, Attn: W. Page Ogden, 500 Main Street, Natchez, Mississippi 39120;
•	By e-mail, at corporate@bkbank.com; or
•	By phone, at (601) 445-5576 or facsimile, at (601) 445-2481.

Mr. Ogden will forward written and e-mail correspondence to the appropriate addressee.  If a shareholder requests information or asks questions that can be more efficiently answered by management, management will respond without consulting the board of directors. Any shareholder communication concerning employee fraud or accounting matters will be forwarded to the audit committee. Any communication relating to corporate governance or requiring action by the board will be forwarded to the full board.

What related person transactions involve our directors or executive officers?

We did not engage in 2008 or in 2009 in any related person transactions that are required to be disclosed under applicable SEC regulations, other than indebtedness transactions described immediately below.

Are our directors or executive officers indebted to the Bank?

Certain of our directors and officers, businesses with which they are associated, and members of their immediate families are customers of the Bank and have entered into loan transactions with the Bank in the ordinary course of its business in 2008 and 2009.  For both years, in the opinion of the board of directors, these transactions were made in the ordinary course of business and were made on substantially the same terms, including with respect to interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated parties, and did not involve more than the normal risk of collectability or present other unfavorable features.

Are there any legal proceedings involving a director or executive officer and the Company or the Bank?

We are not aware of any current legal proceedings involving any of our directors or executive officers and either the Company or the Bank.

COMMITTEES OF THE BOARD OF DIRECTORS

Our board of directors and the board of directors of the Bank have established various joint committees, including the executive committee, the audit committee, the nominating committee, the compensation committee, the trust investment committee, the asset/liability management committee and the director’s loan committee.  The composition and functions of the audit, nominating and compensation committees are described in more detail below.

As noted above, Ms. Overton will retire from the board at the 2010 annual meeting.  At that time, she will also retire from the respective committees on which she serves.

Who serves on the audit committee, and what are its responsibilities?

Mr. Allen (Chairman), Dr. Bradford, Mr. LeBlanc, Ms. Overton and Dr. Thukral are members of the audit committee.  No member of the audit committee is our employee or an employee of the Bank.  Each member of the audit committee is an “independent director” as defined in Rule 5605(a)(2) of the Nasdaq Marketplace Rules and meets the criteria for independence under Rule 10A-3 promulgated under the Exchange Act.  The audit committee has adopted a written charter that governs its operations.  A copy of the audit committee charter is available on our website at http://www.bkbank.com/info/investor under the link “Audit Committee Charter.”

The board has determined that none of the current members of the audit committee qualify as an “audit committee financial expert” as such term is defined under SEC rules.  The board of directors has continued its search within our local markets to locate an individual who would satisfy both the SEC’s criteria for an audit committee financial expert and the board’s director qualifications and who was otherwise willing to serve on our board.  Our headquarters location outside a major metropolitan area, among other factors, has contributed to the board’s inability to find a suitable candidate.  The board intends to continue its search to identify an individual willing to serve who meets the criteria for an audit committee financial expert and the board’s director qualifications.  If an individual is identified, the board will first be able to increase its size and appoint such individual to the board, and subsequently to the audit committee, at the 2010 annual meeting.

The purpose of the audit committee is to oversee our financial reporting process on behalf of the board.  The audit committee has sole authority to select, evaluate, appoint and replace the independent registered public accountant and to approve in advance all audit engagement fees and terms and non-audit engagements with the independent registered public accountant.  The audit committee’s other duties and responsibilities include assisting the board relating to:

•	The integrity of our financial statements and financial reporting process and our systems of internal accounting and financial controls;
•	The performance of the internal audit function;
•	The annual independent audit of our financial statements and the evaluation of the independent registered public accountant’ qualifications, independence and performance;
•	Our compliance with legal and regulatory requirements, including our disclosure controls and procedures; and
•	The fulfillment of the other responsibilities set out in the audit committee charter.

In addition, the audit committee is responsible for establishing procedures for (1) the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and (2) the confidential, anonymous submission by our employees of any concerns regarding questionable accounting or auditing matters.

In 2009, the audit committee held 10 meetings.

Who serves on the nominating committee, and what are its responsibilities?

The current members of the nominating committee are Messrs. Allen, Kurz and Punches (Chairman), each of whom is an “independent director,” as that term is defined in Rule 5605(a)(2) of the Nasdaq Marketplace Rules.  The nominating committee has adopted a written charter that governs its operations.  A copy of the nominating committee charter is available on our website at http://www.bkbank.com/info/investor under the link “Nominating Committee Charter.”  The nominating committee met twice in 2009.

The nominating committee interviews, evaluates, nominates and recommends individuals for membership on our board of directors and the committees of the board.  In assessing potential new directors, the nominating committee specifically looks at the candidate’s qualifications in light of our needs at that time, given the then-current mix of director attributes.  The committee’s objective is to craft a board composed of individuals having broad backgrounds and experiences and possessing, as the whole, all of the skills and expertise necessary to guide a publicly-traded company like us in the prevailing business environment.

Any potential director must possess certain minimum qualifications, qualities and skills that are necessary for election as a director.  First, a candidate must meet the eligibility requirements set forth in our bylaws.  Candidates for director must also satisfy the following criteria:

•	The ability to represent the interests of our shareholders;
•
 “Independence” under Rule 10A-3 promulgated under the Exchange Act and for purposes of Rule 5605(a)(2) of the Nasdaq Marketplace Rules (except that this is not applicable to executive officers’ service on the board);

•	Significant business experience in banking, or in marketing, financial, legal, accounting or other professional disciplines;
•	Familiarity with and participation in the local community;
•	Prominence and a highly-respected reputation in their profession;
•	A record of honest and ethical conduct, personal integrity and independent judgment; and
•	Sufficient time available to devote to board activities and to enhance their knowledge of our industry.

Neither the board nor the nominating committee has adopted a formal policy with regard to the consideration of diversity when evaluating candidates for election to the board.  However, the nominating committee does consider a candidate’s experience, education, geographic location and difference of viewpoint when evaluating his or her qualifications for election the board.

The approval of the nominating committee is necessary for the candidate to be selected as a nominee for election to the board.  Nominees for election to the board of directors are proposed to the board from various sources, including management and members of the existing board. The nominating committee will also consider candidates recommended by shareholders.  Such recommendations must be made in writing and must comply with the procedures described in the following paragraph.  Recommendations must be delivered to the nominating committee at the following address: Corporate Secretary, Britton & Koontz Capital Corporation, 500 Main Street, Natchez, Mississippi 39120.

Shareholder recommendations for director candidates for the 2011 annual meeting must include a “shareholder’s notice: and be received by the Corporate Secretary within the time periods set forth below in the “Shareholder Proposals for the 2011 Annual Meeting” section under the heading “Proposals to be Introduced at the 2011 Annual Meeting.”  As provided in Section 2.13 of our bylaws, a copy of which is available upon request, the shareholder’s notice must set forth as to each nominee:

•	The reason for making the nomination;
•
All arrangements or understandings between or among the recommending shareholder(s) and the nominee, as well as any information that would have to be disclosed under Item 404 of Regulation S-K if the recommending shareholder (and any beneficial owner on whose behalf the recommendation has been made) was the registrant;

•	All information relating to the nominee that is required to be disclosed in solicitations of proxies for the election of directors pursuant to Regulation 14A under the Exchange Act; and
•	The nominee’s written consent to being named in the proxy statement and to serve as a director if elected.

The shareholders’ notice must also set forth the name and address of the nominating shareholder and information relating to, among other things (1) all direct and indirect ownership interests (including hedges, short positions and derivatives), economic incentives and proxies to vote our stock held by the shareholder, and (2) all other information that the shareholder would be required to disclose under Section 14 of the Exchange Act in connection with the solicitation of proxies by such shareholder.  If a shareholder intends to recommend a nominee for election as director or proposes any other business for consideration at an annual shareholders meeting on behalf of the beneficial owner of the shares that the recommending shareholder is the record owner of, the recommending shareholder must also provide the information described above with respect to such beneficial owner.  Any shareholder wishing to nominate a candidate for election as a director should consult our bylaws for a complete description of the informational and procedural requirements for shareholder nominations of director candidates.

The board may choose not to consider an unsolicited recommendation if no vacancy exists on the board and the board does not perceive a need to increase the size of the board.  When it considers an unsolicited recommendation, the board uses the same criteria as the nominating committee to evaluate the recommended candidate.

Who serves on the compensation committee, and what are its responsibilities?

General.  The compensation committee consists of Mr. Allen, Dr. Bradford, Mr. Punches (Chairman) and Dr. Thukral.  Each member of the compensation committee is an “independent director,” as defined under Rule 5605(a)(2) of the Nasdaq Marketplace Rules.  Each member is also a “non-employee director,” as defined in Rule 16b-3 promulgated under the Exchange Act, and, with the exception of Mr. Punches, each qualifies as an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code.

The compensation committee has adopted a written charter that governs its operations.  A copy of the compensation committee charter is available on our website at http://www.bkbank.com/info/investor under the link “Compensation Committee Charter.”

Committee Functions.  The compensation committee recommends to the board of directors the amount and type of compensation for our executives and our directors.  The members of the board who are independent directors for purposes of the Nasdaq Marketplace Rules finally determine the compensation that is paid to our executives and directors.

Philosophy and Purpose. The fundamental purpose of our executive compensation program is to assist us in achieving our financial performance goals and strategic objectives, which during 2009 were (1) growth in earnings per share, (2) reduction of non-interest expenses, (3) increasing the Bank’s commercial loan portfolio, and (4) furthering the expansion of our presence in our current markets.  Our compensation program has three basic goals that are intended to advance these goals and objectives:

•	To retain and motivate our executive officers, including the “named executives officers” (see the “Executive Compensation” section below);
•	To reward our executives upon the achievement of corporate, business unit and individual performance goals and progress toward our quantitative strategic objectives; and
•	To align each executive’s interests with the creation of shareholder value.

The four elements of our compensation program, base salary, annual or short-term cash incentives, equity-based compensation, and  perquisites, welfare benefits and retirement plans, have been designed by the committee and the board to achieve the goals of our compensation program.

Role of Our Executive Officers. Our executive officers compile and provide information, make recommendations for the committee’s and the board’s consideration and assist in the management and administration of our executive benefit plans.  Their responsibilities may include, but are not limited to, the following:

•	Recommending pay levels and grants and awards for key executive officers, other than our chief executive officer;
•	Recommending changes to ensure that our compensation programs remain competitive and aligned with our strategic objectives; and
•
Providing information to the committee and the board, including but not limited to (1) information concerning Company and individual performance, (2) information concerning the attainment of our strategic objectives, (3) the common stock ownership of each executive and his option holdings, (4) equity compensation plan dilution, and (5) peer group compensation and performance data.

Our executive officers may attend the meetings of the committee, at its request, except that our chief executive officer, Mr. Ogden, is not present during the deliberations of his compensation.

Other.  Each of the committee and the board may delegate its respective authority to subcommittees as it deems appropriate, and it may engage accountants, attorneys and consultants in its discretion.  Although the compensation committee has the authority to engage compensation consultants, it did not do so in 2009.

The compensation committee met two times in 2009.  A portion of each of the committee’s meetings in 2009 was an executive session during which none of our executive officers was present.

EXECUTIVE OFFICERS

Who are our executive officers?

W. Page Ogden, William M. Salters and Jarrett E. Nicholson are our executive officers.  The following table sets forth biographical information about Mr. Salters and Mr. Nicholson.  Because he is also a member of our board of directors, biographical information about Mr. Ogden appeared previously under the heading “Board of Directors.”  The following is a brief summary of the business experience of Mr. Salters and Mr. Nicholson:

	Officer
Name	Since	Age	Position
William M. Salters	2004	54	Chief Financial & Accounting Officer and Treasurer of the Company and the Bank.

Jarrett E. Nicholson	2008	39	Chief Operating Officer and Chief Credit Policy Officer of the Company and the Bank

William M. Salters has served as our and the Bank’s Chief Financial Officer since June, 2004.  He joined the Bank in July of 1993 when we acquired Natchez First Federal Savings Bank.  Since then he has served as the Bank’s Vice President in charge of credit administration and Senior Vice President and Controller in charge of financial and regulatory reporting.  Mr. Salters was previously employed by Natchez First Federal Savings Bank where he served as Vice President and Treasurer in charge of various areas including accounting, loan servicing and teller administration.

Jarrett E. Nicholson has served as Chief Operating Officer and Chief Credit Policy Officer since April, 2008.  He joined the Bank in September, 1993 and served in various capacities at the Bank until he assumed his current position.  Prior to becoming Chief Operating Officer and Chief Credit Policy Officer, Mr. Nicholson served as a Senior Vice President and Regional Credit Officer for the Bank.

Mr. Ogden has entered into an employment agreement with us, while Mr. Salters and Mr. Nicholson are appointed annually by the board of directors and serve at the discretion of the board.  The material terms of our employment agreement with Mr. Ogden are described under the question “Have we entered into employment agreements with our named executive officers?” in the “Executive Compensation” section that follows.

EXECUTIVE COMPENSATION

The following tables and accompanying disclosures describe the compensation of our named executive officers, or NEOs.  Our NEOs are Mr. Ogden, Mr. Salters, Mr. Nicholson and Mr. Mancuso.  As noted above, the compensation committee recommends to the board the compensation to be paid to our NEOs; the members of the board who are independent directors for purposes of the Nasdaq Marketplace Rules finally determine the named executive officers’ compensation.

Summary Compensation Table
(2009 Fiscal Year)

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Grants ($)(1)	All Other Compensation ($)	Total ($)
W. Page Ogden President, Chief Executive Officer	2009 2008	$170,000 170,000	$55,000 54,000	$14,484 —	$18,105 —	$201,266(2) 34,472	$458,855 258,472
William M. Salters Chief Financial Officer	2009 2008	$135,000 134,317	$30,000 25,000	$5,432 —	— —	$21,017(3) 13,398	$191,449 172,715
Jarrett E. Nicholson Chief Operating Officer	2009 2008	$135,000 135,000	$30,000 25,000	$5,432 —	— —	$26,825(4) 23,049	$197,257 183,049
______________

(1)
The dollar amounts of restricted stock awards and stock option grants reflect the aggregate grant date fair value determined as of the date of award or grant, in each case calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, “Stock Compensation.”  Neither restricted stock awards nor stock object grants are subject to performance conditions.  Please refer to Note A, “Summary of Significant Accounting Policies,” and Note J, “Employee Benefit Plans,” in the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2009, for details regarding the assumptions we made to derive the fair value of our restricted stock awards and stock option grants.  The material terms of our restricted stock awards and stock option grants are set forth in this section below under the question “What equity compensation do we provide to our named executives?”

(2)
Consists of $167,149 accrued to Mr. Ogden under his Salary Continuation Agreement (compared to $5,632 accrued in 2009), $9,200 in director fees for service on our and the Bank’s board of directors (all of which were paid in cash), Company contributions to the 401(k) plan of $6,845, Company-paid life insurance premiums of $365, Company-paid medical and dental insurance premiums of $4,380, the value of the Company-owned automobile used by Mr. Ogden in the amount of $9,139 and club membership dues of $4,188.  The reason for the increase in the amount accrued to Mr. Ogden under his Salary Continuation Agreement is that, upon reaching age 62, Mr. Ogden became 100% vested in his benefit, instead of 50% vested as in prior years.

(3)
Consists of $5,400 in Company contributions to the 401(k) plan, Company-paid life insurance premiums of $387, Company-paid medical and dental insurance premiums of $4,380, club membership dues of $2,650 and an automobile allowance of $8,200.

(4)
Consists of $5,400 in Company contributions to the 401(k) plan, Company-paid life insurance premiums of $387, Company-paid medical and dental insurance premiums of $4,380, club membership dues of $4,658 and an automobile allowance of $12,000.

How does our bonus program operate?

Each year, the board of directors budgets an aggregate amount that will be paid in the form of a cash bonus to all employees, including our named executives. At its meeting in January of each year, the board analyzes progress toward our performance goals and strategic objectives and various other factors that it deems relevant. The board then determines how much each of our named executives contributed toward our goals and objectives and allocates a cash bonus on that basis. No specific formula is used; the board’s decisions are largely discretionary.  Cash bonuses paid to our named executives are listed on the Summary Compensation Table above. On average, each named executive received a cash incentive in the amount of $38,333.

Have we entered into employment agreements with our named executive officers?

We are party to an employment agreement with Mr. Ogden.  Mr. Ogden is our most senior executive and plays an integral role in our success.  We believe that his employment agreement, as well as the Salary Continuation Agreement discussed below, creates a retention device and demonstrates our loyalty to him.  The material terms of Mr. Ogden’s employment agreement are described below.

Position and Term.  Mr. Ogden will serve as our President and Chief Executive Officer.  The initial term of the employment agreement expires on December 31, 2012; the agreement provides for two successive one-year renewal terms, each expiring on December 31st.  The agreement automatically renews, unless either we or Mr. Ogden give notice of non-renewal at least 90 days prior to the expiration of the applicable term.

Compensation and Benefits.  The board of directors or the compensation committee reviews Mr. Ogden’s salary at least annually. For 2009, Mr. Ogden’s annual salary was $170,000.  For 2010, the board elected to maintain Mr. Ogden’s salary at its 2009 level.  Mr. Ogden is eligible to participate in bonus and incentive plans and employee benefit plans that we and the Bank maintain for our senior executives and employees.  We provide Mr. Ogden with a company-owned automobile and reimburse him for his membership dues in country clubs.

Termination.  If Mr. Ogden’s employment terminates because he dies, becomes disabled or retires, or because the term of the employment agreement expires without further renewal, Mr. Ogden (or his estate, as applicable) will receive a payment of the target amount of his incentive bonus for the year in which his employment terminates, pro rated to reflect his actual period of service during the year.  (If a target is not then in effect, his average bonus for the two preceding fiscal years will be used to determine the amount of the payment.)  Payment will be made on the date that our incentive bonus is ordinarily payable.  The employment agreement describes when Mr. Ogden will be considered “disabled” or to have “retired.”

If the Company terminates Mr. Ogden’s employment for “cause” or he voluntarily terminates his employment, we will pay Mr. Ogden only such amounts or benefits as are accrued and required by law to be paid. In addition, he will forfeit any stock options, restricted stock and other awards then subject to forfeiture conditions or holding period limitations.  Generally, “cause” includes (1) Mr. Ogden’s commission of willful misconduct materially injurious to us, (2) his indictment for a felony or a crime involving moral turpitude, (3) the willful breach of his applicable agreement that is not cured after notice, or (4) the willful failure to perform the duties of his position.

If we terminate Mr. Ogden’s employment without cause, he will receive the following payments: (1) an amount equal to his annual base compensation then in effect, payable in a lump sum 30 days after termination; (2) the target amount of his incentive bonus (or average if no target is then in effect) for the year in which the termination occurs, prorated to reflect his actual service during the year and payable on the date the bonus is ordinarily payable; and (3) if he and/or his dependents elect to continue group medical coverage under Internal Revenue Code Section 4980B (that is, COBRA), the amount of the continuation coverage premium for the same type and level of coverage as received during his employment for the period such coverage is actually continued, limited to 12 months.  Mr. Ogden will vest in the number of shares of restricted stock awarded to him (if any) in the year his termination occurs, prorated to reflect his actual service during the year.

Change in Control.  If we terminate Mr. Ogden’s employment without cause or he terminates his employment for “good reason” within 24 months following a “change in control” of the Company, Mr. Ogden will receive, in lieu of the compensation and benefits described above, a payment equal to his annual base compensation then in effect and the target amount of his incentive bonus for the year in which the termination occurs (or average if no target is then in effect), without proration.  Such payment will be made 30 days after termination.  In addition, we will pay his COBRA continuation premiums for up to 12 months following his termination.  Finally, all of Mr. Ogden’s stock options shall be immediately exercisable and all restrictions on shares of restricted stock awarded to him shall lapse or be deemed satisfied on the day of such termination.

Under the employment agreement, the term “change in control” generally refers to: (1) the acquisition by an unrelated person of not less than 50% of our common stock; (2) the sale of all or substantially all of our assets; (3) a merger in which we are not the surviving entity; or (4) a change in a majority of the members of our board of directors that occurs within a specified period.  “Good reason” includes (1) a material reduction in Mr. Ogden’s base compensation or his authority, duties or responsibilities, (2) our breach of the employment agreement, or (3) a material relocation of Mr. Ogden from where he currently works.

Other Provisions.  The employment agreement also imposes noncompetition, nonsolicitation, confidentiality and other obligations on Mr. Ogden both during and after his employment terminates. If he fails to satisfy these obligations, we may suspend or cancel any payments or benefits due to Mr. Ogden.

What equity compensation do we provide to our named executives?

We maintain the Britton & Koontz Capital Corporation 2007 Long-Term Incentive Compensation Plan, or LTIP, under which stock options may be granted and restricted stock may be awarded.  The board believes that grants and awards of equity compensation may be an effective method to align the interests of our named executives with the interests of our shareholders; the board also uses equity compensation to create performance-based incentives and to operate as a retention device.

Grants or awards are not made on a regular or recurring basis.  Instead, each year the board evaluates the aggregate compensation otherwise paid or payable to our executives and their current share ownership and determines whether additional compensation in the form of our common stock is appropriate.  In 2009, we granted Mr. Ogden 5,000 stock options, and we awarded Mr. Ogden 4,000 shares of restricted stock and Mr. Salters and Mr. Nicholson 1,500 shares of restricted stock each.

When stock options are granted, the exercise price is always fair market value, that is, the closing market price of our common stock on the date of the grant as quoted on The NASDAQ Capital Market (or on the immediately preceding trading date if shares are not traded on the grant date).   Because the board does not make grants on a recurring basis, its practice is to determine the appropriate vesting schedule and expiration date at the time of grant, taking into consideration current practice and market conditions and the purposes of the grant.  We do not backdate options or grant options retroactively.

The following table includes information about unexercised stock options held by our named executives as of December 31, 2009.  None of our named executive exercised any of his stock options in 2009.

Outstanding Equity Awards at December 31, 2009

	Option Awards				Stock Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
W. Page Ogden President, Chief Executive Officer	—	5,000(1)	$10.20	02/16/19	4,0004)	$46,000
William M. Salters Chief Financial Officer	1,500 1,760	1,500(2) 240(3)	19.02 14.50	05/30/12 11/20/11	1,500(4)	$17,250
Jarrett E. Nicholson Chief Operating Officer	1,500 660	1,500(2) 90(3)	19.02 14.50	05/30/12 11/20/11	1,500(4)	$17,250
______________

(1)	The Company granted options on February 17, 2009, to vest 33.3% beginning February 17, 2010, and each February 17th thereafter.
(2)	The Company granted options on June 19, 2007, to vest 25% beginning June 1, 2008, and each June 1st thereafter.
(3)	The Company granted options on November 20, 2001, to vest 11% beginning June 1, 2002, and each June 1st thereafter.
(4)	The Company awarded shares of restricted stock on February 17, 2009, to vest 33.3% beginning February 17, 2010 and each February 17th thereafter. Such shares are not subject to performance conditions.

What retirement benefits do we offer our named executives?

We offer to all our eligible employees, including our named executives, participation in a tax-qualified 401(k) plan, which is intended to encourage savings for retirement on a tax deferred basis.  Subject to applicable limits imposed under tax law, eligible employees may elect to defer up to 100% of their compensation.  We provide matching contributions on a discretionary basis, usually 100% of the first 3% of each employee’s contribution plus 50% of the next 2% of each employee’s contribution, and we may elect to make an additional profit-sharing contribution.  Matching and profit sharing contributions vest incrementally during a six-year service period.  The plan provides for the distribution of account balances following termination of employment, generally in the form of a single sum payment.  The footnotes to the Summary Compensation Table include information about our plan contributions for the benefit of our named executives in the 2009 fiscal year.

We also maintain the ESOP, which is a tax-qualified employee stock ownership plan, to which we make discretionary contributions.  Our contributions are allocated on the basis of compensation to the individual accounts of eligible employees.  The contributions are invested in our common stock.  Benefits vest incrementally during a six-year service period.  Benefits are usually paid in the form of our common stock following the termination of employment.

We have entered into a Salary Continuation Agreement with Mr. Ogden, which is intended to supplement the benefits payable to him from our tax-qualified retirement plans.  The agreement provides for equal annual payments during the 15-year period following the later of (1) Mr. Ogden’s attainment of age 65, or (2) his separation from service.  The benefit payable under the agreement is based upon on Mr. Ogden’s age when his separation from service occurs; the maximum annual benefit payable under the agreement is $40,000.  If Mr. Ogden’s employment had ceased as of December 31, 2009, he would have been eligible to receive $37,839 annually, during the 15-year period following his 65th birthday.

The Salary Continuation Agreement also provides benefits in the event of Mr. Ogden’s death or a change in control.  If Mr. Ogden dies while he is employed, his beneficiaries will be paid the maximum annual benefit, $40,000, during the 15-year period following the date of his death.  If he dies after his installment payments have commenced, his beneficiaries will receive the remaining payments.   If a change in control occurs, Mr. Ogden will be entitled to receive the maximum annual benefit, except that he must forfeit any portion that constitutes an “excess parachute payment” under Code Section 280G.  For purposes of the agreement, the term “change in control” means that a person or group has acquired 50% or more of the total fair market value or voting power of the common stock of the Company or the Bank, as determined by our board of directors.

Mr. Ogden’s benefit under the Salary Continuation Agreement is subject to forfeiture if he is terminated for cause.  The agreement also contains a non-competition covenant during the three-year period after his employment ceases for any reason.  If he breaches this covenant, we may cease all further payments.

Will any of our named executives receive any payments upon termination of employment or upon our change in control?

Yes. As described more fully in the questions “Have we entered into employment agreements with our named executive officers?” and “What retirement benefits do we offer our named executives?,” each in this section entitled “Executive Compensation,” Mr. Ogden’s employment agreement provides for certain cash payments in the event of his separation from service, including a separation connection with a change in control.  If Mr. Ogden separated from service as of December 31, 2009, he would have received the following amounts:

	Change in Control	Retirement	Involuntary Separation Without Cause
Annualized Base Compensation	$170,000	---	$170,000
Bonus
Health Plan Premiums(1)	$6,994	---	$6,994
Annualized Salary Continuation (2)	$40,000	$37,839	$37,830

(1)  Aggregate amount; premiums are payable monthly for a  maximum of 12 months.
(2)  Payable no earlier than age 65.

We do not provide cash payments to our other named executives in the event of a change in control or severance, but our LTIP provides that any outstanding options will be deemed fully vested and exercisable until the later of six months following a change in control change or the expiration of its original term and that any restriction or condition then applicable to shares of restricted stock will be deemed satisfied.  Under the LTIP, the term “change in control” generally refers to:

•	The acquisition by a person or group of more than 50% of the fair market value or total voting power of our common stock;
•
The change in a majority of the members of our board during a rolling 12-month period without the approval of a majority of the existing members or that a person or group acquires common stock representing 35% or more of our total voting power during a rolling 12-month period; or

•	The sale of at least 40% of the fair market value of our assets.

If a change in control occurred as of December 31, 2009, each of Mr. Salters and Mr. Nicholson would have fully vested in their respective stock options, but none of these stock options were “in the money” on December 31, 2009.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

Who are our auditors?

Our consolidated financial statements for the year ended December 31, 2009, were audited by the firm of Hannis T. Bourgeois, LLP.  A representative of Hannis T. Bourgeois, LLP is expected to be present at the annual meeting.  If present, the representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

What fees were paid to the auditors in 2009 and 2008?

Fees billed by Hannis T. Bourgeois, LLP for professional services rendered for the fiscal years ending December 31, 2009 and 2008 are shown below.

	2009	2008
Audit Fees(1)	$103,050	$85,500
Audit-Related Fees(2)	1,826	730
Tax Fees	—	—
All Other Fees	—	—
Total	$104,876	$86,230
______________

(1)	“Audit Fees” include amounts paid for the audit of our annual financial statements and review of the financial statements included in our Forms 10-Q in 2008 and 2009 and other regulatory filings.

(2)
“Audit-Related Fees” consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.  This category includes fees related to the audit and attest services not required by statute or regulations, due diligence related to mergers, acquisitions and investments, employee benefit plan audits and consultations concerning financial accounting and reporting standards.

In accordance with the procedures set forth in its charter, the audit committee pre-approves all auditing services and permitted non-audit services (including fees and terms of those services) to be performed for us by our independent registered public accountant prior to the engagement of the independent registered public accountant with respect to such services, subject to the de minimis exceptions for non-audit services permitted by the Exchange Act, which are approved by the audit committee prior to the completion of the audit.  For fiscal years 2008 and 2009, none of the fees listed above were covered by the de minimis exception for non-audit services permitted by the Exchange Act.  The audit committee has considered whether the provision of services by Hannis T. Bourgeois, LLP for us other than audit services is compatible with maintaining Hannis T. Bourgeois, LLP’s independence and has concluded that it is compatible.

REPORT OF THE AUDIT COMMITTEE

The information provided in this section shall not be deemed to be proxy “soliciting material” or to be “filed” with the SEC or subject to its proxy regulations or to the liabilities of Section 18 of the Exchange Act.  The information provided in this section shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Management has the responsibility of preparing our financial statements and Hannis T. Bourgeois, LLP, our independent registered public accountant, has the responsibility for the audit of those statements.  The audit committee oversees our financial reporting process on behalf of the board of directors.  The audit committee has sole authority to select, evaluate, appoint and replace the independent registered public accountant.  The audit committee’s other duties and responsibilities include assisting the board relating to:

•	The integrity of our financial statements and financial reporting process and our systems of internal accounting and financial controls;
•	The performance of the internal audit function;
•
The annual independent audit of our financial statements, the engagement of the independent registered public accountant and the evaluation of the independent registered public accountant’s qualifications, independence and performance;

•	Our compliance with legal and regulatory requirements, including our disclosure controls and procedures; and
•	The fulfillment of the other responsibilities set out in the audit committee charter.

The audit committee, in fulfilling its oversight responsibilities, reviewed and discussed our audited financial statements for the year ended December 31, 2009, with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The audit committee held 10 meetings during 2009.  The meetings were designed to facilitate and encourage private communication between the audit committee, our internal auditors and the independent registered public accountant.  The audit committee discussed with our internal auditors and the independent registered public accountant the overall scope and plan of their respective audits.  The audit committee met with the internal auditors and the independent registered public accountant, with and without management present, to discuss the results of their examinations, their evaluation of our internal controls, and the overall quality of our financial reporting.

During these meetings, the audit committee reviewed and discussed the audited financial statements with management and the independent registered public accountant.   The audit committee reviewed with the independent registered public accountant their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards, including, without limitation, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  In addition, the audit committee has received the written disclosures and the letter from the independent registered public accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant’s communications with the audit committee regarding independence, has discussed this information regarding Hannis T. Bourgeois, LLP’s independence with Hannis T. Bourgeois, LLP, and has considered the compatibility of non-audit services with the independence of Hannis T. Bourgeois, LLP.

Based upon the review and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, for filing with the SEC.

Audit committee:
W. W. Allen, Jr. (Chairman)
Craig A. Bradford, D.M.D.
Gordon S. LeBlanc
Bethany L. Overton
Vinod K. Thukral, Ph.D.

March 23, 2010

PROPOSALS

What are the voting procedures?

If you vote by proxy (either by properly completing and returning a paper proxy card or voting by telephone or on the Internet), the shares represented by your proxy will be voted at the annual meeting as you instruct, including any adjournments or postponements of the meeting.  If you return a signed proxy card but no voting instructions are given, the proxy holders will exercise their discretionary authority to vote the shares represented by the proxy at the annual meeting and any adjournments or postponements (1) “FOR” the election of nominees W.W. Allen, Jr., Craig A. Bradford, D.M.D., and Vinod K. Thukral, Ph.D. as Class II directors and (2) “FOR” the ratification of our appointment as Hannis T. Bourgeois, LLP as our independent registered public accountant for 2010.

If for any reason one or more of the nominees is not available as a candidate for director, an event that the board of directors does not anticipate, the proxy holders will vote, in their discretion, for another candidate or candidates nominated by the board.

Directors are elected by a plurality vote; the nominees in each class who receive the highest number of votes cast, up to the number of directors to be elected in that class, are elected.  The affirmative vote by a majority of the votes cast at the annual meeting is required for the ratification of the appointment of Hannis T. Bourgeois, LLP as our independent registered public accountant.

You are entitled to one vote for each share held.

Proposal No. 1 - Election of Class II Directors

The three Class II directors elected at our annual meeting will serve a three-year term, or until the 2013 annual meeting.  The board has nominated for election as Class II directors:

•	W.W. Allen, Jr.;
•	Craig A. Bradford, D.M.D.; and
•	Vinod K. Thukral, Ph.D.

All of our nominees currently serve on our board of directors and on the board of directors of the Bank.  Information about each nominee’s age and experience can be found earlier in this proxy statement.

The board of directors unanimously recommends a vote “FOR” the election of W.W. Allen, Jr., Craig A. Bradford, D.M.D., and Vinod K. Thukral, Ph.D., as Class II directors to the board of directors.

Proposal No. 2 –Ratification of the appointment of Hannis T. Bourgeois, LLP as our independent registered public accountant for 2010.

We are asking our shareholders to ratify the selection of Hannis T. Bourgeois, LLP as our independent registered public accountant for 2010.  Although current law, rules and regulations, as well as the charter of the audit committee, require the audit committee to engage, retain, and supervise our independent registered public accountant, we view the selection of the independent registered public accountant as an important matter of shareholder concern and thus are submitting the selection of Hannis T. Bourgeois, LLP for ratification by shareholders as a matter of good corporate practice.

If our shareholders fail to ratify this appointment, the audit committee will reconsider whether to retain Hannis T. Bourgeois, LLP and may retain that firm or another firm without resubmitting the matter to our shareholders.  Even if the appointment is ratified, the audit committee may, in its discretion, direct the appointment of a different independent registered public accountant at anytime during the year if it determines that such change would be in our best interests and in the best interests of our shareholders.

Our board of directors unanimously recommends a vote “FOR” the ratification of Hannis T. Bourgeois, LLP as our independent register public accountants for 2010.

SHAREHOLDER PROPOSALS FOR THE 2011 ANNUAL MEETING

At the annual meeting each year, the board of directors submits to shareholders its nominees for election as directors.  In addition, the board may submit other matters to the shareholders for action at the annual meeting.  Shareholders may also submit proposals for action at the annual meeting.

Proposals to be Included in Our Proxy Statement

Shareholders interested in submitting a proposal for inclusion in our proxy materials for the 2011 Annual Meeting of Shareholders may do so by following the procedures prescribed in Rule 14a-8 of the Exchange Act.  If the 2011 annual meeting is held within 30 days of April 27, 2011, shareholder proposals must be received by the Corporate Secretary at 500 Main Street, Natchez, Mississippi 39120, no later than the close of business on November 23, 2010 in order for such proposals to be considered for inclusion in the proxy statement and proxy card for such meeting.

Proposals to be Introduced at the 2011 Annual Meeting

For any shareholder proposal intended to be presented in connection with the 2011 Annual Meeting of Shareholders, including any proposal relating to the nomination of a director to be elected to the board of directors, but not to be included in our proxy statement for such meeting, a shareholder must give timely written notice thereof to the Corporate Secretary in compliance with the advance notice and eligibility requirements contained in our bylaws. To be timely, a shareholder’s notice must be delivered to the Corporate Secretary at the address given above not less than 90 days nor more than 120 days prior to the first anniversary of the immediately preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 90 days from such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The notice must contain information specified in our bylaws about each nominee or the proposed business and the shareholder making the nomination or proposal.

Under our bylaws, based upon the meeting date of April 27, 2010 for the 2010 annual meeting, a qualified shareholder intending to introduce a proposal or nominate a director at the 2011 annual meeting but not intending the proposal to be included in our proxy materials should give written notice to our Corporate Secretary not earlier than the close of business on December 28, 2010 and not later than the close of business on January 27, 2011.

The advance notice provisions in our bylaws also provide that in the case of a special meeting of shareholders called for the purpose of electing one or more directors, a shareholder may nominate a person or persons (as the case may be) for election to such position if the shareholder’s notice is delivered to the Corporate Secretary at the above address not earlier than the 120th day prior to the special meeting and not later than the close of business on the later of the 90th day prior to the special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting.

The specific requirements of our advance notice and eligibility provisions are set forth in Article II, Section 2.13 of our bylaws, as amended, a copy of which is available upon request.  Such requests and any shareholder proposals should be sent to the Corporate Secretary at 500 Main Street, Natchez, Mississippi 39120.

OTHER MATTERS

We are not aware of any other matters to be brought before the annual meeting.  However, if any other matters are properly brought before the annual meeting, the persons named on the enclosed proxy card will have discretionary authority to vote all proxies with respect to such matters in accordance with their judgment.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the year ended December 31, 2009, which serves as our annual report to shareholders, accompanies this proxy statement.  However, the Annual Report on Form 10-K does not form any part of the material for the solicitation of proxies.

Upon the written request of any record holder or beneficial owner of shares entitled to vote at the annual meeting, we will provide without charge a copy of our Annual Report on Form 10-K, as filed with the SEC.  Requests should be mailed to Ms. Cliffie S. Anderson, Corporate Secretary, Britton & Koontz Capital Corporation, 500 Main Street, Natchez, Mississippi 39120.

By Order of the Board of Directors

                    /s/ W. Page Ogden
W. Page Ogden
President and Chief Executive Officer

PROXY                                                                                                                   PROXY

BRITTON & KOONTZ CAPITAL CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 27, 2010

The undersigned hereby appoints Lane S. Feltus, C. H. Kaiser, Jr. and A. Duncan McFarlane, or any one of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote, as designated on the reverse side, all shares of Common Stock of Britton & Koontz Capital Corporation (the “Company”) held of record by the undersigned as of March 15, 2010, at the 2010 Annual Meeting of Shareholders of the Company to be held on April 27, 2010, or any adjournment(s) or postponements thereof (the “Annual Meeting”).  The proxies are authorized to vote all shares of stock in accordance with the following instructions and with discretionary authority upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

I acknowledge receipt of the accompanying Notice of Annual Meeting and Proxy Statement.

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

Important Notice Regarding the Availability of Proxy Materials for
the Shareholder Meeting to be held on April 27, 2010:

Britton & Koontz Capital Corporation’s 2010 proxy statement and its Annual Report on
Form 10-K for the year ended December 31, 2009, which is its 2009 Annual Report, are available at https://www.proxyvote.com.

(Continued and to be signed on reverse side)

Please sign, date and return promptly in the enclosed envelope.  Please mark your vote in blue or black ink as shown here: █

(1) PROPOSAL NO. 1 – TO ELECT THREE CLASS II DIRECTORS

Nominees: 01) W.W. Allen, Jr. 02) Craig A. Bradford, D.M.D. 03) Vinod K. Thukral, Ph.D.	 FOR ALL  WITHHOLD ALL  FOR ALL EXCEPT

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write the number(s) of the nominee(s) on the line below.
________________________________

(2) PROPOSAL NO. 2 – TO RATIFY THE APPOINTMENT OF HANNIS T. BOURGEOIS, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FOR 2010.

 FOR	 AGAINST	 ABSTAIN

(3) IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

The Board of Directors unanimously recommends that you vote “FOR” the nominees listed in Proposal No. 1 and “FOR” the ratification of Hannis T. Bourgeois, LLP as our independent registered public accountant for 2010.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.  If no specific directions are given, the proxy holders will exercise their discretionary authority to vote your shares (1) FOR the nominees listed at left and (2) FOR the ratification of Hannis T. Bourgeois, LLP as our independent registered public accountant for 2010.  The proxy holders designated on the reverse side will vote in their discretion on any other matter that may properly come before the Annual Meeting.

                                                                                     Date:
Signature of Shareholder

                                                                                     Date:
Signature of Shareholder

NOTE:  Please sign exactly as your name appears on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign in the full corporation name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person(s).